UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2025

CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-42188

(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W

Addison, TX, 75001

(Address of principal executive offices) (Zip code)

(972) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On January 22, 2025, Concentra Group Holdings Parent, Inc. (the “Company”) announced that Concentra Health Services, Inc. (“CHS”), a wholly owned subsidiary of the Company, entered into an equity purchase agreement (the “Purchase Agreement”) with U.S. Occmed Holdings, LLC d/b/a Nova Medical Centers (“Nova Medical Centers”), the U. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“U-Rohde”), the G. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“G-Rohde”), the J. Rohde 2020 Trust, u/t/a dated December 18, 2020 (“J-Rohde”), the Rohde 2020 Trust, u/t/a dated December 18, 2020 (“M-Rohde”), Occmed Services, LLC (“Nova Medical Centers,” and collectively with U-Rohde, G-Rohde, J-Rohde, M-Rohde, the “Sellers”), and Shelton Frey (the “Sellers’ Representative”) to acquire all of the outstanding membership interests of Nova Medical Centers from the Sellers (the “Transaction”).

The Transaction values Nova Medical Centers at $265 million, subject to adjustment in accordance with the terms and conditions set forth in the Purchase Agreement. The Transaction, which is expected to close in the first quarter of 2025, is subject to a number of customary closing conditions set forth in the Purchase Agreement. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired on December 26, 2024 and all other material regulatory filing requirements have been satisfied.

CHS currently expects to finance the announced transaction using a combination of cash on hand, available borrowing capacity under its existing revolving credit facility, and new debt financing. The Purchase Agreement provides that, if the Purchase Agreement is terminated by Sellers’ Representative in accordance with its terms for (i) CHS’s uncured breach of the Purchase Agreement that would cause one of the closing conditions not to be satisfied, or (ii) CHS’ failure to close after all the closing conditions have been satisfied, subject to certain terms and conditions of the Purchase Agreement, CHS will be obligated to pay Sellers’ Representative a reverse termination fee equal to $10.6 million.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by referenced herein.

Item 2.02.	Results of Operations and Financial Condition.

On January 22, 2025, the Company issued a press release announcing estimates of certain financial results for the quarter ended December 31, 2024 and fiscal year ended December 31, 2024 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Attached as Exhibit 99.2 is a presentation published by the Company on January 22, 2025 announcing estimates of certain financial results for the quarter ended December 31, 2024 and fiscal year ended December 31, 2024.

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K, press release or presentation about the Company’s future expectations, plans and prospects, including statements containing the words “believe,” “expect,” “intend,” “may,” “projects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors as are set forth in the risk factors detailed in the Company’s Registration Statement on Form S-1, as amended (File No. 333-280242) and the Company’s other filings with the SEC under the heading “Risk Factors.” In addition, the forward-looking statements included in this Current Report on Form 8-K, press release or presentation represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Equity Purchase Agreement, dated January 22, 2025, by and among Concentra Health Services, Inc., U.S. Occmed Holdings, LLC d/b/a Nova Medical Centers, the U. Rohde 2020 Trust, u/t/a dated December 18, 2020, the G. Rohde 2020 Trust, u/t/a dated December 18, 2020, the J. Rohde 2020 Trust, u/t/a dated December 18, 2020, the Rohde 2020 Trust, u/t/a dated December 18, 2020, Occmed Services, LLC, and Shelton Frey.
99.1	Press Release, dated January 22, 2025, issued by Concentra Group Holdings Parent, Inc.
99.2	Concentra Group Holdings Parent, Inc. Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The representations, warranties and covenants contained in the Purchase Agreement were made only as of specified dates for the purposes of the Purchase Agreement, were made solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by the parties. In particular, the representations, warranties and covenants contained in the Purchase Agreement were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and to reports and documents filed with the U.S. Securities and Exchange Commission. Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: January 22, 2025	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel